156575.1
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.4a-11(c) or ss. 240.14a-12

                        Franklin Principal Maturity Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)


- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of
            transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JULY 9, 1996

                        FRANKLIN PRINCIPAL MATURITY TRUST





To the Shareholders of Franklin Principal Maturity Trust:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Principal Maturity Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, at 10:00 a.m., Pacific time, on July 9, 1996, for the following purposes:

1. To elect a Board of Trustees of the Fund.

2. To ratify or reject the appointment by the Board of Trustees of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending November 30, 1996.

3. To vote on a shareholder proposal that the Board of Trustees liquidate the Fund in an orderly manner and distribute assets to the shareholders of the Fund no later than August 1, 1996.

4. To consider and act upon any other business (none known as of the date of this notice) as may legally come before the Meeting or any adjournment thereof.

Pursuant to the Fund's By-Laws, the Board of Trustees has fixed April 15, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees



                                            DEBORAH R. GATZEK
                                            Secretary

San Mateo, California
Dated: May 3, 1996


                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

Shareholders are cordially invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy promptly.


                       This page intentionally left blank.




                        FRANKLIN PRINCIPAL MATURITY TRUST

                                 PROXY STATEMENT

                            777 Mariners Island Blvd.
                           San Mateo, California 94404

                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held July 9, 1996



                 SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Franklin Principal Maturity Trust (the "Fund") in connection with the annual meeting of shareholders to be held on July 9, 1996 (the "Meeting"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund and Franklin Advisers, Inc., without extra remuneration, may conduct additional solicitations by telephone, telegraph, and personal interviews. An outside firm may also be retained to aid in the solicitation of proxies, the cost of which will be borne by the Fund. It is expected that this proxy statement will first be mailed to shareholders on or about May 3, 1996.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: for the election as trustees of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; for the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending November 30, 1996; against the proposal that the Board of Trustees liquidate the Fund in an orderly manner and distribute assets to the shareholders of the Fund no later than August 1, 1996; and in the discretion of the proxyholders upon such other business not now known or determined as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.


                              VOTING OF SECURITIES

Only shareholders of record at the close of business on April 15, 1996, are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had 20,462,600 shares of beneficial interest outstanding, with each share being entitled to one vote.

From time to time, the number of shares held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the Fund's knowledge, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.




                        PROPOSAL 1: ELECTION OF TRUSTEES

The following persons, who constitute the current Board of Trustees of the Fund (the "Board"), have been nominated to be trustees of the Fund, to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify to serve. All of the nominees have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a plurality of the shares represented at the Meeting, in person or by proxy, is required to elect the trustees. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, are designated by an asterisk (*).

                                                               Shares
                                                            Beneficially
Name, Age, Address, and                                      Held as of
 Five-Year Business Experience         Length of Service   March 29, 1996
- --------------------------------------------------------------------------------

  FRANK H. ABBOTT, III                   Trustee since         None
  Age 75                                 November 1988
  1045 Sansome St.
  San Francisco, CA 94111

  Trustee

  President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.



HARRIS J. ASHTON                         Trustee since          500
Age 63                                   November 1988
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

  Trustee

  President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.



S. JOSEPH FORTUNATO                      Trustee since          100
Age 63                                    March 1989
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

  Trustee

  Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.



  DAVID W. GARBELLANO                    Trustee since          100
  Age 81                                 November 1988
  1101 New Montgomery Street #402
  San Francisco, CA 94105
  Trustee

  Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.



* EDWARD B. JAMIESON                     President and         None
  Age 47                                 Trustee since
  777 Mariners Island Blvd.               August 1993
  San Mateo, CA 94404
  President and Trustee

  Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.



* CHARLES B. JOHNSON                     Chairman of the      1807.871
  Age 63                                   Board since
  777 Mariners Island Blvd.              August 1993 and
  San Mateo, CA 94404                     Trustee since
  Chairman of the Board and Trustee       November 1988

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services,Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources,Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.



* RUPERT H. JOHNSON, JR.               Vice President         1000
  Age 55                              and Trustee since
  777 Mariners Island Blvd.             November 1988
  San Mateo, CA 94404
  Vice President and Trustee

  Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc., and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.



  FRANK W. T. LAHAYE                   Trustee since         None
  Age 67                               November 1988
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014
  Trustee

  General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.



 GORDON S. MACKLIN                   Trustee since         None
  Age 67                              April 1993
  8212 Burning Tree Road
  Bethesda, MD 20817
  Trustee

  Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H&Q Healthcare Investors; and President, National Association of Securities Dealers Inc.



On March 29, 1996, the trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares. Charles E. Johnson is the son and nephew, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers. Chauncey Lufkin is the son-in-law and brother-in-law, respectively, of Charles B. Johnson and Charles E. Johnson.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,200 per year and $100 per meeting attended. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"). The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                      Total Fees Received      Number of Boards in
                                                    from Franklin Templeton  the Franklin Templeton
                                  Total Fees            Group of Funds,         Group of Funds on
Name                          Received from Fund*    including the Fund**     Which Each Serves***
- --------------------------------------------------------------------------------------------------------------
Frank H. Abbott, III.......          $2,400                 $162,420                   31
Harris J. Ashton...........           2,400                  327,925                   56
S. Joseph Fortunato........           2,400                  344,745                   58
David W. Garbellano........           2,400                  146,100                   30
Frank W.T. LaHaye..........           2,400                  143,200                   26
Gordon S. Macklin..........           2,400                  321,525                   53

*For the fiscal year ended November 30, 1995.

**For the calendar year ended December 31, 1995.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by all Franklin Templeton Group of Funds for which they serve as trustees, directors or managing general partners. No officer or trustee received any other compensation directly from the Fund. Certain officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees received by Franklin Advisers, Inc.

During the last fiscal year, there were twelve meetings of the Board. All of the Trustees attended at least 75% of such meetings. Messrs. Abbott, Garbellano and LaHaye compose the Audit Committee of the Board with the function of making recommendations to the full Board with respect to the selection of auditors. The Audit Committee met twice during the fiscal year ended November 30, 1995. The Fund currently does not have a standing nominating or compensation committee of the Board of Trustees.

The executive officers of the Fund other than those listed above are:



Name, Age, Address and Five-Year Business Experience
- --------------------------------------------------------------------------------
Harmon E. Burns
Age 51
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies of the Franklin Templeton Group of Funds.


Kenneth V. Domingues
Age 63
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President - Financial Reporting and Accounting Standards since 1995

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc., and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan
Age 34
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer since 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek
Age 47
777 Mariners Island Blvd.
San Mateo, CA 94404
Secretary since 1988 and Vice President since 1992

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 61 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson
Age 39
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
Vice President since 1988

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 40 of the investment companies of the Franklin Templeton Group of Funds.

Diomedes Loo-Tam
Age 57
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since 1995

Employee of Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Chauncey Lufkin
Age 38
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since May 1994

Employee of Franklin Advisers, Inc. since 1990. Formerly an employee of Manufacturers Hanover Trust Co. and Security Pacific National Bank. Officer of one investment company in the Franklin Group of Funds.

Edward V. McVey
Age 58
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann
Age 69
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

All officers serve at the pleasure of the Board.

Shareholders are entitled to one vote per share. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining shares so voting will not be able to elect any trustees.


                      PROPOSAL 2: RATIFICATION OR REJECTION
                    OF THE SELECTION OF INDEPENDENT AUDITORS


The Board is requesting ratification of its selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending November 30, 1996. The selection of auditors was approved at a meeting of the Board of Trustees on November 14, 1995, which approval included the favorable vote of a majority of the trustees who are not interested persons of the Fund. A representative of Coopers and Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended November 30, 1995, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund. The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of the auditors.

The Board recommends that you vote in favor of the selection of Coopers & Lybrand L.L.P. as independent auditors of the Fund for the fiscal year ending November 30, 1996.


           PROPOSAL 3: SHAREHOLDER PROPOSAL - LIQUIDATION OF THE FUND


Shareholder Proposal

A shareholder has submitted the following proposal and supporting statement for inclusion in this proxy statement. The Fund will provide the name, address, and shareholdings of the proposing shareholder to any shareholder of the Fund who requests such information by written or oral request to Larry L. Greene at Franklin Principal Maturity Trust, 777 Mariners Island Blvd., San Mateo, California 94404, telephone number (415) 312-2813.

The text of the proposal and supporting statement of the proposing shareholder (the "Shareholder Proposal") is as follows:

     "Over the past four years the Fund's net asset value per share has exceeded its market value by up to 12 percent. During this time the return to shareholders has been among the lowest of most funds. Thus, shareholders have nothing to lose and can achieve a significant gain by the immediate termination of the Fund and the distribution of its assets to shareholders. Thus, this proposal directs the Board of Trustees, most of whom own no shares in the Fund, to take steps to begin the orderly liquidation of the Fund and distribute assets to shareholders no later that August 1, 1996."

Board Position on Shareholder Proposal

The Fund was organized in 1988 as a closed-end investment company with an expected duration of approximately 12 years. The Fund will distribute substantially all of its net assets on or shortly before May 31, 2001, and will then terminate (although the distribution and termination may require shareholder approval under the current policy of the Securities and Exchange Commission).

As a closed-end investment company, the Fund does not offer daily redemption of its shares at net asset value as does an open-end fund. Therefore, a shareholder who wishes to liquidate shares of the Fund must sell those shares at the current market price in the securities market in which the securities trade (currently, the New York Stock Exchange). During the last several years the shares of the Fund have traded in the securities markets at a discount from the net asset value of the shares. The Board has monitored this discount and evaluated both the benefits and disadvantages of such discount and intends to continue to do so in the future in order to determine the effect of the discount upon the Fund's shareholders and whether any action can and should be taken by the Board to minimize the effect of any discount on the Fund's shareholders. On March 29, 1996, the closing price of a share of the Fund on the New York Stock Exchange was $7.625, which reflects a discount of 13.84% from the net asset value per share of $8.85 at the close of business on that date.

The Board of the Fund has considered the Shareholder Proposal and what position, if any, the Board should recommend with respect to the Shareholder Proposal. The factors which the Board considered include the historical discount in the market value of the shares of the Fund and of shares of other closed-end funds, the historical returns provided by the Fund to its shareholders, the liquidity of the Fund's portfolio, and the nature of the Fund as a long-term investment. The unanimous conclusion of the Board is that the interests of the shareholders of the Fund would not be best served by liquidating the Fund at this time and, therefore, that the Board should oppose the Shareholder Proposal.

The Board believes that the obligation of the Trustees is to achieve the greatest benefit for the Fund and its shareholders and that continuation of the Fund in its present form for its stated duration will provide the Fund's shareholders with a higher return than could be obtained through a liquidation and distribution at this time.

Although the Fund's shares have traded at a discount from net asset value over the past four years and traded at a discount of 13.84% on March 29, 1996, the Board believes that a discount, in and of itself, does not justify a liquidation and distribution. The shares of many closed-end funds trade at a discount from net asset value. For example, data obtained from Lipper Analytical Services, Inc. show that the shares of more than half of the closed-end domestic taxable bond funds traded at a discount from net asset value on February 29, 1996.

The Board is also cognizant of the long-term nature of the Fund as an investment. The shares in the Fund were sold as a long-term investment, the Board expects that the Fund's shareholders view the Fund from that perspective, and the Fund has been managed from that perspective. A liquidation of the Fund at this time, therefore, would be premature.

As stated previously, the Board believes that the potential return to the Fund's shareholders at this time in a liquidation, even an orderly liquidation, is less than the potential return if the Fund were to continue in existence for its stated duration. In addition to the Board's expectations for future performance of the Fund, the Board noted that the Shareholder Proposal calls for the liquidation of the Fund and a distribution of assets of the Fund by August 1, 1996. The Board does not believe that an orderly liquidation of the Fund is possible by that date.

Pursuant to the Fund's Declaration of Trust, as amended and restated as of December 13, 1988, the favorable vote of 66-2/3% of the shares of the Fund entitled to vote is required to terminate the Fund prior to May 31, 2001, and, therefore, to approve the Shareholder Proposal.

The Board of Trustees recommends that you vote AGAINST the Shareholder Proposal.

If the shareholders of the Fund approve the Shareholder Proposal, as of July 10, 1996 (which shall be the "Effective Date" for implementation of a plan of liquidation and dissolution of the Fund pursuant to the Shareholder Proposal) the Fund (i) will cease to invest its assets in accordance with its investment objectives, (ii) to the extent necessary, will commence the sale of its portfolio securities in order to convert its assets to cash by August 1, 1996, and (iii) will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to its creditors and shareholders. On or before August 1, 1996, the Fund will pay (or reserve assets for the payment of) its creditors and distribute all remaining assets to its shareholders pro rata and will thereafter be terminated. The interests of shareholders in the assets of the Fund shall be fixed on the basis of their holdings at the close of business on the Effective Date. All expenses incurred by the Fund in carrying out the liquidation and termination will be borne by the Fund.

As of the close of business on April 15, 1996, the value of the Fund's net assets was $181,793,799 and there were 20,462,600 shares of beneficial interest outstanding. Accordingly, the Fund's net asset value per share was $8.88. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation. Liquidation expenses will include portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter), legal fees and expenses, accounting costs and other miscellaneous expenses.

The liquidating distribution received by a shareholder will consist of three elements: (i) a capital gain dividend to the extent of the Fund's net long-term capital gains recognized during the final tax year that the Fund designates as a capital gain dividend; (ii) an ordinary income dividend to the extent of the Fund's interest income and other capital gains earned during the final tax year that have not previously been distributed; and (iii) a distribution treated as payment for the shareholder's shares. The first two elements of the distribution will be treated in the same manner as any other distribution of the Fund for United States federal income tax purposes. The last element of the distribution will be treated for United States federal income tax purposes as full payment in exchange for the shareholder's shares a shareholder who is a Unitied States resident or citizen will be taxed only to the extent the amount of such payment exceeds the shareholder's basis in the shares and will realize a loss if the amount of such payment is less than the shareholder's basis in the shares. Each shareholder should consult with his or her own tax adviser for advice regarding the application of current United States federal income tax law to such shareholder's particular situation and with respect to the state, local and other tax implications to such shareholder.


                            PROPOSAL 4: OTHER MATTERS


The Board does not intend to bring any matters before the Meeting other than Proposals 1, 2 and 3 described above and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matters properly come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.

In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


                                OTHER INFORMATION


The Manager

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404, serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (119 separate series) with aggregate assets of over $81 billion.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16 of the Securities Exchange Act of 1934, as amended, requires that trustees, certain officers, and persons who own more than ten percent of the Fund's shares of beneficial interest, as well as the Fund's investment advisers and certain affiliated persons of those investment advisers, file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to the Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Fund believes that, except as noted, the requirements of Section 16 were met. The Fund notes that during the fiscal year ended November 30, 1995, Martin L. Flanagan inadvertently failed to file in a timely manner an initial Form 3 due upon becoming a Vice President and Chief Financial Officer in January, 1995. Mr. Flanagan had no transactions in the Trust.

Shareholder Proposals

Any shareholder intending to present any proposal for consideration at the Fund's next annual meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 3, 1997.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended November 30, 1995, has previously been sent to all shareholders. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. Upon request, shareholders may obtain without charge a copy of the Annual Report and most recent semi-annual report succeeding the Annual Report, if any, by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN.

                                          Respectfully Submitted,

                                          DEBORAH R. GATZEK
                                          Secretary

Dated: May 3, 1996
San Mateo, California



IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON YOU ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.







PROXY

                      FRANKLIN PRINCIPAL MATURITY TRUST

                    ANNUAL MEETING OF SHAREHOLDERS - JULY 9, 1996

    The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek and Larry
L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Principal Maturity Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at
1000 a.m. Pacific time on the 9th day of July 1996, including any adjournments thereof, upon the matters set forth below.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1 (INCLUDING ALL NOMINEES FOR TRUSTEES) AND 2. AGAINST THE PROPOSAL SET FORTH IN ITEM 3 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO ITEM 4.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               SEE REVERSE SIDE




X  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees
Nominees:  Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato,  David
W. Garbellano, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin

FOR                                WITHHOLD AUTHORITY
ALL NOMINEES                       TO VOTE FOR ALL
LISTED ABOVE                       NOMINEES LISTED ABOVE

- -------------------------
For all nominees except as noted above


   FOR    AGAINST  ABSTAIN

2. Ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending November 30, 1996.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST PROPOSAL 3

   FOR     AGAINST  ABSTAIN

3. Liquidation of the Fund and distribution of assets to shareholders of the fund no later than August 1, 1996.

   GRANT    WITHHOLD

4. To vote upon any other business which may legally come before the meeting.

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT

PLEASE SIGN AND PROMPTLY RETURN IN THE
ACCOMPANYING ENVELOPE.  NO POSTAGE REQUIRED
IF MAILED IN THE U.S.

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


Signature:_____________________      Date:_______________________

Signature:_____________________      Date:_______________________